                                                                     EXHIBIT 3.2
                                                                         C002683

VALIDATION ONLY

[SEAL]

LP 201

SUBMIT IN DUPLICATE!

$75.00 FILING FEE. SEE OTHER SIDE FOR ACCEPTABLE FORMS OF PAYMENT.

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                                 CERTIFICATE OF
                               LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)

Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned general partners hereby form the limited partnership named below:

1.   The limited partnership's name is:
        Grant Park Futures Fund, Limited Partnership

2.   The Federal Employer Identification Number (F.E.I.N.) is:
        Applied for 36-3596839 12-19 KP.(Note 2)

3.   This certificate of limited partnership is effective on: (Check one)
     a) /X/ the filing date, or
     b) / / another date not more than 30 days subsequent to the filing date.
            Specify: _______________________________

4. The limited partnership's registered agent's name and registered office address is:
     Registered Agent:      Kavanaugh          David
                         ------------------------------------------------------
                            Last Name          First Name        Middle Name

                         ------------------------------------------------------
                         Firm Name (if any)

     Registered Office:   781 East Northmoor Rd.
                         ------------------------------------------------------
     (P.O. Box alone      Number                  Street              Suite#
     is unacceptable)
                          Lake Forest       Lake        Illinois      60045
                         ------------------------------------------------------
                          City              Country                   Zip Code

5. The address, including county, of the office at which the records required by Section 104 are to be kept is:

       111 West Jackson Blvd., Suite 1700
       Chicago, Cook County, IL   60606. (Note 3)

6.   The limited partnership's purpose(s) is:
        Engage in speculative trade of commodity interest 6299.

7.   The latest date upon which the limited partnership is to dissolve is:
     December 31, 2027.

8. The total aggregate amount of cash and the aggregate agreed value of other property or services contributed by the partners and which they have agreed to contribute is: $2000.

9. The agreement, if any, regarding a partner's termination of membership and distribution rights must be explained on a plain white 8-1/2" X 11" sheet, which must be stapled to this form.

10. The names (last name first) and business addresses of all general partners must be listed;

     Fort Dearborn Capital Management Ltd.    781 East Northmoor Rd.
     -------------------------------------    ---------------------------------
     General Partner's Name     5513-998-9       Business Address

                                              Lake Forest, IL  60045
     -------------------------------------    ---------------------------------
     General Partner's Name                      Business Address

     The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

     ALL GENERAL PARTNERS ARE REQUIRED TO SIGN THE CERTIFICATE OF LIMITED PARTNERSHIP.

     Fort Dearborn Capital                    Fort Dearborn Capital
      Management, LTD.                         Management, LTD.

     By: /s/ David Kavanaugh                  /s/ David S. Cheval
     -------------------------------------    ---------------------------------
     Signature                                Signature

     David Kavanaugh                          By: David S. Cheval, CEO
     -------------------------------------    ---------------------------------
     Name (please print or type)              Name (please print or type)
                         President

If additional space is needed, this list must be continued in the same format on a plain white 8-1/2" X 11" sheet, which must be stapled to this form. Number of additional pages: 1.

[SEAL]

                            GRANT PARK FUTURES FUND,
                               LIMITED PARTNERSHIP

                       CERTIFICATE OF LIMITED PARTNERSHIP

ITEM 9

     Distributions are made in the sole discretion of the General Partner. At this time the General Partner does not intend to make any distributions. However, a Limited Partner may request that some or all of his Units be redeemed at their Net Asset Value per Unit (as defined) as of the end of the first calendar quarter (and the end of any calendar quarter thereafter) following the first six months of trading operations on 10 days prior written notice. Redemption payments will be made within 10 days of such month-end. By redeeming all of his Units, a Limited Partner may terminate his interest in the Partnership.

     In addition under certain circumstances the General Partner may require Units owned by certain retirement plans to be redeemed at their Net Asset Value per Unit on a date of call.

     The Partnership will be dissolved, its affairs wound up and the Partnership liquidated as soon as practicable upon the first to occur of the following:
(i) December 31, 2027; (ii) receipt by the General Partner of an election to dissolve the Partnership at a specified time by Limited Partners owning more than 50% of the Units, notice of which is sent by registered mail to the General Partner not less than 90 days prior to the effective date of such dissolution and the General Partner has not consented; (iii) withdrawal (including withdrawal after suspension of trading as described under "Trading Policies"), insolvency or dissolution of the General Partner unless a new general partner has been substituted; (iv) a decline in the Net Asset Value of the Partnership to less than $300,000 as of the close of business on any day; or (v) the occurrence of any event which shall make it unlawful for the existence of the Partnership to be continued or requiring termination of the Partnership. Any withdrawal of the General Partner shall be made only after 90 day prior written notice of the Limited Partners.

[SEAL]

LP 1108 C       FILING DEADLINE IS: PRIOR TO 08/01/90

Submit Typed in Duplicate
$15 Filing Fee

                     SECRETARY OF STATE - STATE OF ILLINOIS
                   LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY PLEASE SUBMIT AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE ADDITIONAL $25 FILING FEE.

  Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned general partner hereby renews the limited partnership named below:

                KAVANAUGH, DAVID
                781, EAST NORTHMOOR ROAD
                LAKE FOREST, IL 60045


                GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP

   Limited Partnership's File Number: C002683

   Federal Employer Identification Number: 363596839

   State of Jurisdiction: IL


     I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

                111 W. JACKSON BLVD. STE. 1700                           C00K
                CHICAGO IL,  60606


I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state of jurisdiction.

The undersigned affirms, under penalty of perjury, that the facts stated herein are true as of date of filing


Renewal report must be signed by a general partner.

Dearborn Capital Mgt. Ltd.
----------------------------------------------
General Partner's Name (Please Print or Type)

Lake Forest, Ill.

/s/ David Kavanaugh (President)
----------------------------------------------
David Kavanaugh   Signature.

RETURN FIRST TWO COPIES TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Springfield, Illinois 62756
Telephone: (217) 785-8960

[SEAL]

LP 202

SUBMIT IN DUPLICATE

$25 FILING FEE. ($75 RESTATED CERTIFICATE) SEE OTHER SIDE FOR ACCEPTABLE FORMS OF PAYMENT.

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                              TO THE CERTIFICATE OF
                               LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)

Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned limited partnership hereby amends its certificate of limited partnership.

1.   The limited partnership's name is:
        Grant Park Futures Fund, Limited Partnership. (Note 1)

2.   The limited partnership's file number is: C002683;

     The Federal Employer Identification Number(F.E.I.N) is: 36-3596839.(Note 2)

3.   The certificate of limited partnership was filed with the Secretary of
     State's office on:       August 26,1988
                         ------------------------
                            (month, day, year)

4. The certificate of limited partnership is amended as follows: (Check and complete where appropriate)
     / / a) Admission of a new general partner (list name, business address and contributions below).
     / / b) Withdrawal of a general partner (list name below).
     / / c) Change of registered agent and/or registered office (list old name and address and new name and address, labeled as such below).
     / / d) Change in the address of the office at which the records required by
            Section 201 of the Act are kept (list old address and new address, labeled as such, below).
     / / e) Change in the business addresses of general partners (list name and old address, and new address, labeled as such, below).
     / / f) Change in the partners' total contribution amount (give old and new dollar amounts, labeled as such, below).
     /X/ g) Other (restated certificate? Yes / / No /X/)
            Specify what is being changed from the original certificate and give old and new information, as appropriate, below.

            The Partnership's general partner changed its name. It was formerly known as "Fort Dearborn Capital Management, Ltd." In August of 1988, Fort Dearborn Capital Management, Ltd. changed its name to "Dearborn Capital Management, Ltd." The shareholders, officers and directors of the general partner are unchanged.

5.   Amendment: (Note 3)

     The Partnership's general partner changed its name from "Fort Dearborn Capital Management, Ltd." to "Dearborn Capital Management, Ltd."


     If additional space is needed, the amendment must be continued on a plain white 8-1/2" X 11" sheet, which must be stapled to this form.

     The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

5513/9989

     THE ORIGINAL CERTIFICATE OF AMENDMENT MUST BE SIGNED BY AT LEAST ONE GENERAL PARTNER AND ALL NEW GENERAL PARTNERS DESIGNATED.

     DEARBORN CAPITAL MANAGEMENT, LTD.

By    /s/ David Kavanagh
     -------------------------------------    ---------------------------------
     Signature (Note 4)                       Signature (Note 4)

     David Kavanagh, its President
     -------------------------------------    ---------------------------------
     Name (please print or type)              Name (please print or type)

If additional space is needed, this list must be continued in the same format on a plain white 8-1/2" X 11" sheet, which must be stapled to this form, Number of additional pages:_________________.

[SEAL]

LP 202

SUBMIT IN DUPLICATE

$25 FILING FEE. ($75 RESTATED CERTIFICATE) SEE OTHER SIDE FOR ACCEPTABLE FORMS OF PAYMENT.

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                              TO THE CERTIFICATE OF
                               LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)


Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned limited partnership hereby amends its certificate of limited partnership.

1.   The limited partnership's name is:
        Grant Park Futures Fund, Limited Partnership.(Note 1)

2.   The limited partnership's file number is: C002683;

     The Federal Employer Identification Number(F.E.I.N) is: 36-3596839.(Note 2)

3.   The certificate of limited partnership was filed with the Secretary of
     State's office on:       August 26,1988.
                         ------------------------
                            (month, day, year)

4. The certificate of limited partnership is amended as follows: (Check and complete where appropriate)
     / / a) Admission of a new general partner (list name, business address and contributions below).
     / / b) Withdrawal of a general partner (list name below).
     /X/ c) Change of registered agent and/or registered office (list old name and address and new name and address, labeled as such below).
     /X/ d) Change in the address of the office at which the records required by
            Section 201 of the Act are kept (list old address and new address, labeled as such, below).
     /X/ e) Change in the business addresses of general partners (list name and old address, and new address, labeled as such, below).
     / / f) Change in the partners' total contribution amount (give old and new dollar amounts, labeled as such, below).
     / / g) Other (restated certificate? Yes / / No / /)
            Specify what is being changed from the original certificate and give old and new information, as appropriate, below.

            The limited partnership and its general partner have changed their address. THE OLD ADDRESS was Grant Park Futures Fund Limited Partnership, c/o Dearborn Capital Management, Ltd.781 E.Northmoor Road, Lake Forest, Illinois 60045. THE NEW ADDRESS is Grant Park Futures Fund Limited Partnership, c/o Dearborn Capital Management, Ltd., Two Salt Creek Lane, Suite 208, Hinsdale, Illinois 60521.

5.   Amendment: (Note 3)

     The limited partnership's registered office address is Two Salt Creek Lane, Suite 203, Hinsdale, Illionois 60521.
     The address at which the limited partnership's RECORDS ARE TO BE KEPT is Two Salt Creek Lane, Suite 208, Hinsdale, Illinois 60521.
     The general partner's business address is Two Salt Creek Lane, Suite 208, Hinsdale, Illinois 60521, THE OLD ADDRESS OF RECORDS is: 111 West Jackson Blvd., Suite 1700, Chicago, Illinois, 60606, Cook County.
     If additional space is needed, the amendment must be continued on a plain white 8-1/2" X 11" sheet, which must be stapled to this form.

     The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

5513/9989

     The original certificate of amendment must be signed by atleast one general partner and all new general partners designated.

     DEARBORN CAPITAL MANAGEMENT, LTD.

                                               /s/ David Kavanagh
     -------------------------------------    ---------------------------------
     Signature                                Signature

     David Kavanagh, its President             /s/ David Kavanagh
     -------------------------------------    ---------------------------------
     Name (please print or type)              Name (please print or type)

If additional space is needed, this list must be continued in the same format on a plain white 8-1/2" X 11" sheet, which must be stapled to this form, Number of additional pages:_________________.

[SEAL]

[ILLEGIBLE]

LP 202

SUBMIT IN DUPLICATE

$25 FILING FEE. ($75 RESTATED CERTIFICATE) SEE OTHER SIDE FOR ACCEPTABLE FORMS OF PAYMENT.

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                              TO THE CERTIFICATE OF
                               LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)


Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned limited partnership hereby amends its certificate of limited partnership.

1.   The limited partnership's name is:
        Grant Park Futures Fund Limited Partnership.(Note 1)

2.   The limited partnership's file number is: C002683;

     The Federal Employer Identification Number(F.E.I.N.) is: 36-3596839.
     (Note 2)

3.   The certificate of limited partnership was filed with the Secretary of
     State's office on:          8-26-1988.
                         ------------------------
                            (month, day, year)

4. The certificate of limited partnership is amended as follows: (Check and complete where appropriate)
     / / a) Admission of a new general partner (list name, business address and contributions below).
     / / b) Withdrawal of a general partner (list name below).
     /X/ c) Change of registered agent and/or registered office (list old name and address and new name and address, labeled as such below).
     /X/ d) Change in the address of the office at which the records required by
            Section 201 of the Act are kept (list old address and new address, labeled as such, below).
     /X/ e) Change in the business addresses of general partners (list name and old address, and new address, labeled as such, below).
     / / f) Change in the partners' total contribution amount (give old and new dollar amounts, labeled as such, below).
     / / g) Other (restated certificate? Yes / / No / /)
            Specify what is being changed from the original certificate and give old and new information, as appropriate, below.

5.   Amendment: (Note 3)

      OLD ADDRESS FOR ITEMS c, d & e      NEW ADDRESS FOR ITEMS c, d & e

      Two Salt Creek Lane, Suite 208      111 West Jackson Boulevard, Suite 1800
      Hinsdale, Illinois   60521          Chicago, Illinois   60606

     If additional space is needed, the amendment must be continued on a plain white 8-1/2" X 11" sheet, which must be stapled to this form.

     The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

     THE ORIGINAL CERTIFICATE OF AMENDMENT MUST BE SIGNED BY ATLEAST ONE GENERAL PARTNER AND ALL NEW GENERAL PARTNERS DESIGNATED.

      Dearborn Capital Management, Ltd. General Partner

      By: /s/ David Kavanagh
     -------------------------------------    ---------------------------------
     Signature (Note 4)                       Signature (Note 4)

      David Kavanagh, President of
      General Partner
     -------------------------------------    ---------------------------------
     Name (please print or type)              Name (please print or type)

If additional space is needed, this list must be continued in the same format on a plain white 8-1/2" X 11" sheet, which must be stapled to this form. Number of additional pages: 0.

[SEAL]

LP 1108 C          FILING DEADLINE IS: PRIOR TO         08/01/92

Submit Typed in Duplicate

$15 FILING FEE

                     SECRETARY OF STATE -- STATE OF ILLINOIS
                   LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent's office address.

            DAVID KAVANAUGH
            111 WEST JACKSON #1800                      COOK
            CHICAGO, IL  60606


     Limited Partnership Name: GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP

     Secretary of State's Assigned File Number: C002683

     Federal Employer Identification Number:   363596839

     State of Jurisdiction: ILLINOIS

          I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:


            111 WEST JACKSON BLVD. #1800                COOK
            CHICAGO, IL  60606


I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state of jurisdiction.

The undersigned affirms, under penalty of perjury, that the facts stated herein are true as of date of filing.

Renewal report must be signed by a general partner.

/s/ David M. Kavanagh                           RETURN TO:
----------------------------------              Secretary of State
            (Signature)                         Department of Business Services
                                                Limited Partnership Division
David M. Kavanagh    CEO                        Room 330 Centennial Building
----------------------------------              Springfield, Illinois 62756
  (Type or Print Name and Title)                Telephone: (217)785-8960

 Dearborn Capital Management, Ltd.
----------------------------------
   (Name of General Partner if a
    corporation or other entity)

(Signature must be in ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

CLP-131

[SEAL]

FORM LP 202
(Rev. Jan. 1991)

FILING FEE $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)

1.   Limited partnership's name: Grant Park Futures Fund, Limited Partnership.

2.   File number assigned by the Secretary of State: C002683.

3.   Federal Employer Identification Number (F.E.I.N.): 36-3596839.

4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes)
     (Address changes P.O. Box alone and c/o are unacceptable)

     / / a) Admission of a new general partner (give name and business address below).

     / / b) Withdrawal of a general partner (give name below).

     / / c) Change of registered agent and/or registered agent's office (give new name and address, including county below).

     /X/ d) Change in the address of the office at which the records required by
            Section 201 of the Act are kept (give new address, including county below).

     / / e) Change in the general partners name and/or business address (give name and new address below).

     / / f) Change in the partners' total aggregate contribution amount (give new dollar amount below).

     / / g) Change in limited partnership's name (give new name below).

     / / h) Change in date of dissolution (give new date below).

     / / i) Other (give information below).

        Change the zip code to read: 60604

                                     (over)

CLP-03

[SEAL]

5. NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

5513
----
9989

                        SIGNATURE AND NAME                                                 BUSINESS ADDRESS
    /s/ David M. Kavanagh
1. -------------------------------------------------------------   1. --------------------------------------------------------------
                            (Signature)                                 Number                             Street

    David M. Kavanagh - C.E.O.
   -------------------------------------------------------------      --------------------------------------------------------------
                  (Type or print name and title)                                           City/town

    Dearborn Capital Management, Ltd.
   -------------------------------------------------------------      --------------------------------------------------------------
    (Name of General Partner if a corporation or other entity)          State                                      Zip Code


2. -------------------------------------------------------------   2. --------------------------------------------------------------
                            (Signature)                                 Number                             Street

   -------------------------------------------------------------      --------------------------------------------------------------
                  (Type or print name and title)                                           City/town

   -------------------------------------------------------------      --------------------------------------------------------------
    (Name of General Partner if a corporation or other entity)          State                                      Zip Code


3. -------------------------------------------------------------   3. --------------------------------------------------------------
                            (Signature)                                 Number                             Street

   -------------------------------------------------------------      --------------------------------------------------------------
                  (Type or print name and title)                                           City/town

   -------------------------------------------------------------      --------------------------------------------------------------
    (Name of General Partner if a corporation or other entity)          State                                      Zip Code


4. -------------------------------------------------------------   4. --------------------------------------------------------------
                            (Signature)                                 Number                             Street

   -------------------------------------------------------------      --------------------------------------------------------------
                  (Type or print name and title)                                           City/town

   -------------------------------------------------------------      --------------------------------------------------------------
    (Name of General Partner if a corporation or other entity)          State                                      Zip Code


5. -------------------------------------------------------------   5. --------------------------------------------------------------
                            (Signature)                                 Number                             Street

   -------------------------------------------------------------      --------------------------------------------------------------
                  (Type or print name and title)                                           City/town

   -------------------------------------------------------------      --------------------------------------------------------------
    (Name of General Partner if a corporation or other entity)          State                                      Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

If additional space is needed, it must be continued in the same format on a plain white 8 1/2" X 11" sheet, which must be stapled to this form.


FORMS OF PAYMENT:                               RETURN TO:
Payment must be made by certified check,        Secretary of State
cashier's check, Illinois attorney's check,     Department of Business Services
Illinois C.P.A.'s check or money order,         Limited Partnership Division
payable to "Secretary of State."                Room 330, Centennial Building
                                                Springfield, Illinois 62756
     DO NOT SEND CASH!                          Telephone: (217) 785-8960

[SEAL]

FORM LP 1110
(Rev. January 1994)

SUBMIT IN DUPLICATE!

REINSTATEMENT FEE       $ 100
             PLUS +
PENALTY AMOUNT (#6)     $ 100
                        -----
            TOTAL       $ 200
                        =====

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                          APPLICATION FOR REINSTATEMENT
                       CERTIFICATE OF LIMITED PARTNERSHIP
                            APPLICATION FOR ADMISSION

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PREPAID POSTAGE is included.

1.   Limited partnership's name: GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP.

2.   File number assigned by the Secretary of State: C002683.

3.   Federal Employer Identification Number (F.E.I.N.): 36 3596839.

4. Admitting name, FOREIGN ONLY, or assumed name, if any, under which the limited partnership is transacting business in Illinois:___________________
     __________________________________________________________________________.

5.   State of jurisdiction: ILLINOIS.

6. THE APPLICATION FOR REINSTATEMENT IS TO RETURN THE LIMITED PARTNERSHIP TO GOOD STANDING: (Check and complete where appropriate)

     /X/ a) $100 for one, $200 for two, $300 for three - failure to file the renewal report(s) before the anniversary date.

     / / b) $100 for one, $200 for two, $300 for three - failure to file the renewal report(s) within 90 days after the anniversary date. Default penalty.

     / / c) $100 for failure to file a "Certificate to be Governed" in the specified time allowed. (Prior to 1/1/90)

     / / d) $100 for failure to maintain a registered agent in this state as required.

     / / e) $100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

     ---------------------------------------------------------------------------

         Reinstatement required but no additional penalty amount due:

     / / f)  Other (specify)
         / / a) Failure to submit Certificate of Good Standing and/or
                Certificate of Existence.
         / / b) Failure to renew required assumed name.

     Penalty of $100.00 for EACH delinquency checked in item number 6 (a through e above).

     The PENALTY AMOUNT is: $ 100.00 (ENTER ABOVE)

This application MUST BE accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

                                     (over)

CLP-17.3

[SEAL]

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

  /s/ David Kavanagh
----------------------------------------------------------------
                         (Signature)

  DAVID KAVANAGH, PRESIDENT
----------------------------------------------------------------
                (Type or print name and title)

  DEARBORN CAPITAL MANAGEMENT, LTD.
----------------------------------------------------------------
   (Name of General Partner if a corporation or other entity)


5513
----
9989

(Signature must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:                               RETURN TO:
Payment must be made by certified check,        Secretary of State
cashier's check, Illinois attorney's check,     Department of Business Services
Illinois C.P.A.'s check or money order,         Limited Partnership Division
payable to "Secretary of State."                Room 357, Howlett Building
                                                Springfield, Illinois 62756
     DO NOT SEND CASH!                          Telephone: (217) 785-8960

[SEAL]

LP 1108 C          FILING DEADLINE IS: PRIOR TO      08/01/94

Submit Typed in Duplicate

$15 Filing Fee

                     SECRETARY OF STATE -- STATE OF ILLINOIS
                   LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent's office address.

          DAVID KAVANAGH
          111 WEST JACKSON #1800                        COOK
          CHICAGO, IL 60606

     Limited Partnership Name: GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP

     Secretary of State's Assigned File Number: C002683

     Federal Employer Identification Number: 363596839

     State of Jurisdiction: ILLINOIS             If Foreign attach a current
                                                 Certificate of Good Standing

          I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

          111 WEST JACKSON BLVD. #1833                  COOK
          CHICAGO, IL 60604

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state of jurisdiction.

The undersigned affirms, under penalty of perjury, that the facts stated herein are true as of date of filing.

Renewal report must be signed by a general partner.

/s/ David Kavanagh                              RETURN TO:
---------------------------------               Secretary of State
            (Signature)                         Department of Business Services
                                                Limited Partnership Division
David KAVANAGH, PRESIDENT                       Room 357  Howlett Building
---------------------------------               Springfield, Illinois 62756
  (Type or Print Name and Title)                Telephone: (217) 785-8960

Dearborn Capital Management, Ltd.
---------------------------------
   (Name of General Partner if a
   corporation or other entity)

5513
-----
9989

(Signature must be in ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

CLP-13.1

[SEAL]

FORM LP 202
(REV. JAN. 1991)

FILING FEE $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                         (ILLINOIS LIMITED PARTNERSHIP)

1.   Limited partnership's name: GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP

2.   File number assigned by the Secretary of State: C002683

3.   Federal Employer Identification Number (F.E.I.N.): 363596839

4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes)
     (Address changes P.O. Box alone and c/o are unacceptable)

     / / a) Admission of a new general partner (give name and business address below).

     / / b)  Withdrawal of a general partner (give name below).

     /X/ c) Change of registered agent and/or registered agent's office (give new name and address, including county below).

     / / d) Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county below).

     / / e) Change in the general partners name and/or business address (give name and new address below).

     / / f) Change in the partners' total aggregate contribution amount (give new dollar amount below).

     / / g)  Change in limited partnership's name (give new name below).

     / / h)  Change in date of dissolution (give new date below).

     / / i)  Other (give information below).

       NAME SHOULD READ : DAVID KAVANAGH


                                     (over)

5.   NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

                              SIGNATURE AND NAME                                             BUSINESS ADDRESS
                   /s/ David Kavanagh                                        111 W. JACKSON BLVD. SUITE 1800
1.   -------------------------------------------------------------     1.  -----------------------------------------------------
                           (Signature)                                       Number                   Street

                  David Kavanagh - PRESIDENT                                 CHICAGO
     -------------------------------------------------------------         -----------------------------------------------------
                  (Type or print name and title)                                                 City/town

5513/9989

                 DEARBORN CAPITAL MANAGEMENT, LTD.                           IL                                   60604
     -------------------------------------------------------------         -----------------------------------------------------
        (Name of General Partner if a corporation or other entity)           State                              Zip Code

2.   -------------------------------------------------------------     2.  -----------------------------------------------------
                              (Signature)                                    Number                    Street

     -------------------------------------------------------------         -----------------------------------------------------
                  (Type or print name and title)                                                 City/town

     -------------------------------------------------------------         -----------------------------------------------------
        (Name of General Partner if a corporation or other entity)           State                              Zip Code

3.   -------------------------------------------------------------     3.  -----------------------------------------------------
                              (Signature)                                    Number                    Street

     -------------------------------------------------------------         -----------------------------------------------------
                  (Type or print name and title)                                                 City/town

     -------------------------------------------------------------         -----------------------------------------------------
        (Name of General Partner if a corporation or other entity)           State                              Zip Code

4.   -------------------------------------------------------------     4.  -----------------------------------------------------
                              (Signature)                                    Number                    Street

     -------------------------------------------------------------         -----------------------------------------------------
                  (Type or print name and title)                                                 City/town

     -------------------------------------------------------------         -----------------------------------------------------
        (Name of General Partner if a corporation or other entity)           State                              Zip Code

5.   -------------------------------------------------------------     5.  -----------------------------------------------------
                              (Signature)                                    Number                    Street

     -------------------------------------------------------------         -----------------------------------------------------
                  (Type or print name and title)                                                 City/town

     -------------------------------------------------------------         -----------------------------------------------------
        (Name of General Partner if a corporation or other entity)           State                              Zip Code

(Signatures must be in ink on an original document, Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

--------------------------------------------------------------------------------
If additional space is needed, it must be continued in the same format on a plain white 8 1/2" X 11" sheet, which must be stapled to this form.

FORMS OF PAYMENT:                              RETURN TO:
Payment must be made by certified check,       Secretary of State
cashier's check, Illinois attorney's check,    Department of Business Services
Illinois C.P.A.'s check or money order,        Limited Partnership Division
payable to "Secretary of State."               Room 357, Howlett Building
                                               Springfield, Illinois 62756
     DO NOT SEND CASH!                         Telephone: (217) 785-8960

[SEAL]

FORM LP 1110
(REV. JAN. 1995)

SUBMIT IN DUPLICATE!

REINSTATEMENT FEE         $  100
PLUS PENALTY AMOUNT (#6)+    100
                          ------
                  TOTAL   $  200
                          ------

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                          APPLICATION FOR REINSTATEMENT
                       CERTIFICATE OF LIMITED PARTNERSHIP
                            APPLICATION FOR ADMISSION

Limited partnership's name: Grant Park Futures Fund Limited Partnership.

File number assigned by the Secretary of State: C002683.

Federal Employer Identification Number (F.E.I.N.): 36-3596839.

Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in Illinois:________________________________

_______________________________________________________________________________.

State of jurisdiction: Illinois.

THE APPLICATION FOR REINSTATEMENT IS TO RETURN THE LIMITED PARTNERSHIP TO GOOD
STANDING: (Check and complete where appropriate)

/X/ a) $100 for one, $200 for two, $300 for three, $400 for four failure to file the renewal report(s) before the due date

/ / b) $100 for one, $200 for two, $300 for three - failure to file the renewal report(s) within 90 days after the anniversary date. The Default penalty.

/ / c) $100 for failure to file a "Certificate to be Governed" in the specified time allowed. (Prior to 1/1/90)

/ / d) $100 for failure to maintain a registered agent in this state as required.

/ / e) $100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

--------------------------------------------------------------------------------
    Reinstatement required but no additional penalty amount due:

/ / f)   Other (specify)
    / / a)   Failure to submit Certificate of Good Standing and/or Certificate of Existence.
    / / b)   Failure to renew required assumed name.

LP-17.4

[SEAL]

FORM LP 1110
(REV. JAN. 1995)

     Penalty of $100 for each delinquency checked in item number 6 (a through e above).

     The penalty amount is $ 100. (ENTER ABOVE)

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be at least one general partner.

Signature   /s/ David Kavanaugh
            --------------------------------------------------------------------

Type or print name and title David M. Kavanaugh - President

Name of General Partner if a corporation or other entity   Dearborn Capital
Management, Ltd.
                                   5513-998-9
--------------------------------------------------------------------------------

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State." DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62755
Telephone: (217) 785-8960

[SEAL]

FORM LP 1108
(Rev. Jan. 1995)

Filing Fee $15

SUBMIT IN DUPLICATE!

File #

Assigned by
Secretary of State

FILING DEADLINE IS
PRIOR TO

------------------
month, day, year

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PREPAID POSTAGE is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                             BIENNIAL RENEWAL REPORT
                   (Illinois or foreign limited partnership)

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

1.   Limited partnership's name: Grant Park Futures Fund Limited Partnership

2.   Address of office where records required by Section 104 (Illinois) or
     Section 902 (foreign) are kept (P.O. Box alone & c/o are unacceptable:) 111 W. Jackson Blvd., Suite 1700, Chicago, IL 60604

3.   File number assigned by the Secretary of State: C002683

4.   Federal Employer Identification Number (F.E.I.N.): 36-3596839

5.   Assumed name, if any:______________________________________________________

6.   Admitting name, if any (foreign only):_____________________________________

7.   Registered agent:
     First name       David    Middle name      M.    Last name    Kavanaugh
     Registered Office: (P.O. BOX ALONE AND C/O ARE UNACCEPTABLE)

     Number    111  Street   W. Jackson Blvd.    Suite# 1700
     City Chicago   Country Cook   State IL  Zip Code 60604

8. State of Jurisdiction: Illinois, if foreign, that this limited partnership is validly existing as a limited partnership under the laws of ____________ as of this date and that it still exists in Illinois.

[SEAL]

FORM LP 1108
(Rev. Jan. 1995)

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Renewal report must be SIGNED BY A GENERAL PARTNER.

Signature   /s/ David Kavanaugh
         -----------------------------------------------------------------------

Type or print name and title David M. Kavanaugh - President

Name of General Partner if a corporation or other entity Dearborn Capital Management, Ltd.

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)


FORMS OF PAYMENT:
Payment must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State." DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone:  (217) 785-8960

CLP-12.3

[SEAL]

FORM LP 202
(Rev. Jan. 1995)

Filing Fee $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                               STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                         (Illinois limited partnership)

1.   Limited partnership's name: Grant Part Futures Fund Limited Partnership

2.   File number assigned by the Secretary of State: C002683

3.   Federal Employer Identification Number (F.E.I.N.): 36-3596839

4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes)
     (Address changes P.O. Box alone and c/o are unacceptable)

/X/ a) Admission of a new general partner (give name and business address below).

/X/ b) Withdrawal of a general partner (give name below).

/ / c) Change of registered agent and/or registered agent's office (give new name and address, including county below).

/ / d) Change in the address of the office at which the records required by
       Section 201 of the Act are kept (give new address, including county below).

/X/ e) Change in the general partners name and/or business address (give name and new address below).

/ / f) Change in the partner's total aggregate contribution amount (give new dollar amount below).

/ / g) Change in limited partnership's name (give new name below).

/ / h) Change in date of dissolution (give new date below).

/ / i) Other (give information below).

If additional space is needed, it must be continued on the reverse side and/or in the same format on a plain white 8 1/2" X 11" sheet, which must be stapled to this form.

C LP-9.5

[SEAL]

FORM LP 202
(Rev. Jan. 1995)

5.a.  WITHDRAWING GENERAL PARTNER           5.b.  NEW GENERAL PARTNER
      Dearborn Capital Management, Ltd.           Dearborn Capital Management,
      111 W. Jackson Blvd.                         L.L.C.
      Suite 1700                                  111 W. Jackson Blvd., Ste 1700
      Chicago, IL 60604                           Chicago, IL 60604

5.e.  NEW ADDRESS OF GENERAL PARTNER
      Dearborn Capital Management, Ltd.
      111 W. Jackson Blvd.
      Suite 1700
      Chicago, IL 60604

5. NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

               SIGNATURE AND NAME                                                   BUSINESS ADDRESS
Signature /s/ David M. Kavanaugh                                    Number/Street 111 W. Jackson Blvd., Ste. 1700
          -------------------------------------------

Type or print name and title David M. Kavanaugh                     City/town  Chicago
President of the general partner
-----------------------------------------------------               ------------------------------------------------

Name of General Partner if a corporation or
other entity Dearborn Capital Management, Ltd.                      State IL          Zip Code 60604

Signature /s/ David M. Kavanaugh                                    Number/Street 111 W. Jackson Blvd., Ste. 1700
          -------------------------------------------

Type or print name and title David M. Kavanaugh                     City/town  Chicago
President of Dearborn Capital Management, Ltd.
MANAGER                                                             ------------------------------------------------


Name of General Partner if a corporation or
other entity Dearborn Capital Management, L.L.C.                    State IL          Zip Code 60604

Signature                                                           Number/Street___________________________________
         --------------------------------------------

Type or print name and title_________________________               City/town_______________________________________

_____________________________________________________               ________________________________________________

Name of General Partner if a corporation or
other entity_________________________________________               State____________ Zip Code______________________

(Signatures must be in BLACK INK on an original document. Carbon copy, photo copy or rubber stamp signatures may only be used on conformed copies).

FORMS OF PAYMENT:                                              RETURN TO:
Payment must be made by certified check,                       Secretary of State
cashier's check, Illinois attorney's check, Illinois           Department of Business Services
C.P.A.'s check or money order, payable to                      Limited Partnership Division
"SECRETARY OF STATE."                                          Room 357, Howlett Building
                                                               Springfield, Illinois 62756
     DO NOT SEND CASH!                                         Telephone:  (217) 785-8960

[SEAL]

Form LP 1108C
(Rev. Jan. 1995)

FILING DEADLINE IS
PRIOR TO 08/01/98

$15 Filing Fee

Submit Typed
 Duplicate

FORMS OF PAYMENTS
Payments must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A's check or money order, Payable to "Secretary of State"
     DO NOT SEND CASH!

                     SECRETARY OF STATE - STATE OF ILLINOIS
                   LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

      DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

Registered Agent name and Registered Agent's office address.

        DAVID KAVANAGH
        111 WEST JACKSON #1800                          COOK
        CHICAGO, IL 60606

Limited Partnership Name: GRANT PARK FUTURES FUND, LIMITED PARTNERSHIP

Secretary of State's Assigned File Number: C002683
Federal Employer Identification Number: 363596839
State of Jurisdiction: ILLINOIS       If Foreign, attach a current Certificate
                                      of Good Standing

       I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

     111 WEST JACKSON BLVD. #1800                    COOK
     CHICAGO, IL 60604

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.
                                                        0005-084-9 by 5513-998-9

Renewal report must be signed by a general partner.

DEARBORN CAPITAL MANAGEMENT LTD.

/s/ David Kavanaugh
---------------------------------------------------------------
                         (Signature)

David Kavanagh, President of Managing Member of General Partner
---------------------------------------------------------------
                 (Type or Print Name and Title)

Dearborn Capital Management, LLC. General Partner
---------------------------------------------------------------
(Name of General Partner if a corporation or other entity)

RETURN TO:
SECRETARY OF STATE
DEPARTMENT OF BUSINESS SERVICES
LIMITED PARTNERSHIP DIVISION
ROOM 357 HOWLETT BUILDING
SPRINGFIELD, Illinois 62756
Telephone: (217) 785-8960

(Signature must be in BLACK INK on an original document. Carbon copy photo copy or rubber stamp signature may only be used on conformed copies).

                                                                          000477

[SEAL]

FORM LP 202
(Rev. Jan. 1995)

Filing Fee $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                 GEORGE H. RYAN
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                         (Illinois limited partnership)

1.   Limited partnership's name: GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

2.   File number assigned by the Secretary of State: C002683

3.   Federal Employer Identification Number (F.E.I.N.): 36-3596839

4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes)
     (Address changes P.O. Box alone and c/o are unacceptable)

     / / a) Admission of a new general partner (give name and business address below).

     / /  b)  Withdrawal of a general partner (give name below).

     / / c) Change of registered agent and/or registered agent's office (give new name and address, including county below).

     /X/ d) Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address.
              Including county below).  NEW SUITE # 1700, NEW ZIP CODE 60604

     /X/ e) Change in the general partners name and/or business address (give name and new address below). DEARBORN CAPITAL MANAGEMENT, L.L.C. NEW SUITE # 1700, NEW ZIP CODE 60604

     /X/ f) Change in the partners' total aggregate contribution amount (give new dollar amount below). $ 14,500,000.00

     / /  g)  Change in limited partnership's name (give new name below).

     / /  h)  Change in date of dissolution (give new date below).

     / /  i)  Other (give information below).

If additional space is needed, it must be continued on the reverse side and/or in the same format on a plain white 8 1/2" X 11" sheet, which must be stapled to this form.

C LP-9.5

[SEAL]

FORM LP 202
(Rev. Jan 1995)

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
111 W. JACKSON BLVD
SUITE 1700
CHICAGO, IL. 60604

GENERAL PARTNER: DEARBORN CAPITAL MANAGEMENT, L.L.C.
111 W. JACKSON BLVD.
SUITE 1700
CHICAGO, IL. 60604

5.  NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

                         SIGNATURE AND NAME                                              BUSINESS ADDRESS
1. Signature /s/ David M. Kavanagh                                  Number/Street 111 W. JACKSON BLVD., SUITE #1700
            -----------------------------------------

Type or print name and title DAVID M. KAVANAGH                      City/town  CHICAGO, IL. 60604
PRESIDENT OF MANAGING MEMBER OF GENERAL PARTNER
-----------------------------------------------------               ------------------------------------------------

Name of General Partner if a corporation or
other entity DEARBORN CAPITAL MANAGEMENT, LLC,                      State_______________________Zip Code____________

2. Signature /s/ David M. Kavanagh                                  Number/Street 111 W. Jackson Blvd., Suite #1700
            -----------------------------------------

Type or print name and title                                        City/town CHICAGO, IL. 60604

-----------------------------------------------------               ------------------------------------------------

5005/084-9

5513/998-9

Name of General Partner if a corporation or

other entity                                                        State_______________________Zip Code____________

3. Signature                                                        Number/Street___________________________________
            -----------------------------------------

Type or print name and title_________________________               City/town_______________________________________

-----------------------------------------------------               ------------------------------------------------
Name of General Partner if a Corporation or

other entity_________________________________________               State_____________Zip Code______________________

(Signature must be in BLACK INK on an original document. Carbon copy photo copy or rubber stamp signature may only be used on conformed copies).

FORMS OF PAYMENT:                                              RETURN TO:
Payment must be made by certified check,                       Secretary of State
cashier's check, Illinois attorney's check, Illinois           Department of Business Services
C.P.A.'s check or money order, payable to                      Limited Partnership Division
"Secretary of State."                                          Room 357, Howlett Building
                                                               Springfield, Illinois 62756
DO NOT SEND CASH!                                              Telephone: (217) 785-8960

[SEAL]

FORM LP 1108
(Rev. Jan. 1999)

Filing Fee $15
                                                                       LP0040562
SUBMIT IN DUPLICATE!

File #

Assigned by
Secretary of State

FILING DEADLINE IS
PRIOR TO

   8/1/2000
----------------
month, day, year

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PREPAID POSTAGE is included.

                                   JESSE WHITE
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                             BIENNIAL RENEWAL REPORT
                    (Illinois or foreign limited partnership)
                         (Please type or print clearly)

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

1.   Limited partnership's name: Grant Park Futures Fund Limited Partnership

2.   Address of office where records required by Section 104 (Illinois) or
     Section 902 (foreign) are kept (P.O. Box alone & c/o are unacceptable:) 111 W. Jackson Blvd., Suite 1700
         Chicago, IL 60604

3.   File number assigned by the Secretary of State: C002683

4.   Federal Employer Identification Number (F.E.I.N.): 36-3596839

5.   Assumed name, if any:______________________________________________________

6.   Admitting name, If any (foreign only):_____________________________________

7.   Registered agent:
     First name David      Middle name M.     Last name Kavanagh
     Registered Office: (P.O. BOX ALONE AND C/O ARE UNACCEPTABLE)

     Number 111            Street W. Jackson Blvd.               Suite# 1700

     City Chicago      County Cook       State Illinois        ZIP Code 60604

8. State of Jurisdiction: Illinois. If other than Illinois, attach a Certificate of Good Standing or Existence not more than 30 days old. Also give formation date________________in that state.

[SEAL]

FORM LP 1108
(Rev. Jan. 1999)

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.

Signature /s/ David M. Kavanagh
          ----------------------------------------------------------------------

Type or print name and title David M. Kavanagh - President Dearborn Capital
                             Management, Ltd. Manager

Name of General Partner if a corporation or other entity _______________________

        Dearborn Capital Management, L.L.C.
________________________________________________________________________________

(Signature must be in BLACK INK on an original document, Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

[SEAL]

FORM LP 202
(Rev. Jan. 1999)

Filing Fee $25

SUBMIT IN DUPLICATE!

Return to: Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                   JESSE WHITE
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                         (Illinois limited partnership)
                         (Please type or print clearly)

1.   Limited partnership's name: Grant Park Futures Fund Limited Partnership

2.   File number assigned by the Secretary of State: C002683

3.   Federal Employer Identification Number (F.E.I.N.): 36-3596839

4.   The certificate of limited partnership is amended as follows:
     (Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone and c/o are unacceptable)

     / / a) Admission of a new general partner (give name and business address in Item 5 on reverse).

     / / b) Withdrawal of a general partner (give name in Item 5 on reverse).

     /X/ c) Change of registered agent and/or registered agent's office (give new name and address, including county on Item 5 on reverse).

     /X/ d) Change in the address of the office at which the records required by
            Section 201 of the Act are kept (give new address, including county, in Item 5 on reverse).

     / / e) Change in the general partners name and/or business address (give name and new address in Item 5 on reverse).

     / / f) Change in the partners' total aggregate contribution amount (give new dollar amount in Item 5 on reverse).

     / / g) Change in limited partnership's name (give new name in Item 5 on reverse).

     / / h) Change in date of dissolution (give new date in Item 5 on reverse).

     / / i) Other (give information in Item 5 on reverse).

[ILLEGIBLE]

[SEAL]

FORM LP 202
(Rev. Jan. 1999)

5.   Place Item #4 changes here:

4.c)    REGISTERED AGENT/OFFICE ADDRESS      4.d)     PRINCIPAL OFFICE ADDRESS
        David M. Kavanagh                             550 W. Jackson
        550 W. Jackson                                Suite 1300
        Suite 1300                                    Chicago, IL 60661
        Chicago, IL 60661                             Cook County, IL
        Cook County, IL

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 X 11 sheet, which must be stapled to this form.

6.   NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

              SIGNATURE AND NAME                                                    BUSINESS ADDRESS
1. Signature /s/ David M. Kavanagh                                  Number/Street 550 W. Jackson, Suite 1300
            -----------------------------------------

Type or print name and title David M. Kavanagh -                    City/town  Chicago
President, Dearborn Capital Management, Ltd., Manager
-----------------------------------------------------               ------------------------------------------------

Name of General Partner if a corporation or
other entity   Dearborn Capital Management, L.L.C.                  State Illinois    ZIP Code 60661

2. Signature                                                        Number/Street___________________________________
            -----------------------------------------

Type or print name and title_________________________               City/town_______________________________________

_____________________________________________________               ________________________________________________

Name of General Partner if a corporation or
other entity_________________________________________               State_____________ZIP Code______________________

3. Signature                                                        Number/Street___________________________________
            -----------------------------------------

Type or print name and title_________________________               City/town_______________________________________

_____________________________________________________               ________________________________________________

Name of General Partner if a corporation or
other entity_________________________________________               State_____________ZIP Code______________________

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

     DO NOT SEND CASH!

[SEAL]

FORM LP 1108
(Rev. Jan. 1999)

Filing Fee $15

SUBMIT IN DUPLICATE!

File #

Assigned by
Secretary of State

FILING DEADLINE IS PRIOR TO

    8/1/2002
----------------
month, day, year

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PREPAID POSTAGE is included.

                                   JESSE WHITE
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                             BIENNIAL RENEWAL REPORT
                    (Illinois or foreign limited partnership)
                         (Please type or print clearly)

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN) AND THE $25 FEE IS REQUIRED.

1.   Limited partnership's name:  Grant Park Futures Fund Limited Partnership

2.   Address of office where records required by Section 104 (Illinois) or
     Section 902 (foreign) are kept (P.O. Box alone & c/o are unacceptable:) 111 W. Jackson Blvd., Suite 1700
     Chicago, IL 60604

3.   File number assigned by the Secretary of State: C002683

4.   Federal Employer Identification number (F.E.I.N.): 36-3596839

5.   Assumed name, if any: _____________________________________________________

6.   Admitting name, if any (foreign only): ____________________________________

7.   Registered agent:
     First name  David    Middle name M.    Last name Kavanagh
     Registered Office: (P.O. BOX ALONE AND C/O ARE UNACCEPTABLE)

     Number 111  Street W. Jackson Blvd.  Suite# 1700

     City Chicago  County Cook  State Illinois  ZIP Code 60604

8. State of jurisdiction: Illinois. If other than Illinois, attach a Certificate of Good Standing or Existence not more than 30 days old. Also give formation date__________________ in that state.

[SEAL]

FORM LP 1108
(Rev. Jan. 1999)

I affirm that any entity serving as a general partner for this limited partnership is in good standing in its home state.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.

Signature /s/ David M. Kavanagh
         -----------------------------------------------------------------------

Type or print name and title
David M. Kavanagh - President, Dearborn Capital Management, Ltd., Manager

Name of General Partner if a corporation or other entity________________________

      Dearborn Capital Management, L.L.C.

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

[ILLEGIBLE]

[SEAL]

FORM LP 1110
(Rev. Jan. 1999)

SUBMIT IN DUPLICATE!

REINSTATEMENT
FEE____________$100
PLUS PENALTY
AMOUNT (#6)  +  400
               ----
     TOTAL     $500
               ----

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope WITH PRE-PAID POSTAGE is included.

                                   JESSE WHITE
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                          APPLICATION FOR REINVESTMENT
                       CERTIFICATE OF LIMITED PARTNERSHIP
                            APPLICATION FOR ADMISSION

1.   Limited partnership's name: Grant Park Futures Fund Limited Partnership.

2.   File number assigned by the Secretary of State: C002683.

3.   Federal Employer Identification Number (F.E.I.N.): 36-3596839.

4. Admitting name, FOREIGN ONLY, or assumed name, if any, under which the limited partnership is transacting business in Illinois: __________________

     __________________________________________________________________________.

5.   State of jurisdiction: Illinois

6. THE APPLICATION FOR REINSTATEMENT IS TO RETURN THE LIMITED PARTNERSHIP TO GOOD STANDING: (Check and complete where appropriate)

     /X/ a) $100 for each failure to file the renewal report(s) before the due date

     /X/ b) $100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.

     / / c) $100 for failure to file a "Certificate to be Governed" in the specified time allowed. (Prior to 1/1/90)

     / / d) $100 for failure to maintain a registered agent in this state as required.
     / / e) $100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.
     ---------------------------------------------------------------------------
         Reinstatement required but no additional penalty amount due:

     / / f) Other (specify)
         / / a) Failure to submit Certificate of Good Standing and/or
                Certificate of Existence.
         / / b) Failure to renew required assumed name.

[ILLEGIBLE]

[SEAL]

FORM LP 1110
(Rev. Jan. 1999)

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $400.00. (ENTER ABOVE)

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature /s/ David Kavanagh
         -----------------------------------------------------------------------

                                                   55?-998-9

Type or print name and title
David M. Kavanagh - President. Dearborn Capital Management, Ltd.

Name of General Partner if a corporation or other entity
Manager of Dearborn Capital Management, L.L.C., GP

                                               0005-084-9

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:
Payment must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State." DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us

[SEAL]

[SEAL]

STATE OF ILLINOIS
Office of the Secretary of State

I hereby certify that this is a true and correct copy, consisting of 31 pages, as taken from the original on file in this office.

/s/ Jesse White
JESSE WHITE
SECRETARY OF STATE

DATED: 4-30-03
       -----------------------
BY: [ILLEGIBLE]
    --------------------------